Exhibit 99.2

Veeco Instruments Inc. May 6, 2019 Q1 2019 Conference Call

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.2

3 CEO Overview William Miller Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q1 2019 Highlights 4 ▪ Strength in Data Storage and EUV products ▪ Stabilized revenue with de minimis commodity LED contribution Q1 Results $107.2M Bookings $99.4M Revenue $(4.8M) Non-GAAP Operating Loss (14¢) Non-GAAP EPS A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. ▪ Backlog grew to $295M ▪ Ending cash and short-term investments of $237M Focused on Growing Top-Line and Returning to Profitability Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Executing 2019 Growth Opportunities 5 EUV Mask Blanks Ion Beam Deposition Front-End Wafer Processing Laser Annealing Wafer Level Packaging Lithography 3D Sensing / VCSEL MOCVD EUV – Extreme Ultraviolet VCSEL – Vertical Cavity Surface Emitting Laser MOCVD – Metal Organic Chemical Vapor Deposition Front-End Semiconductor Compound Semiconductor Advanced Packaging Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

2019 Focus



Innovate
technology leadership

- Solve tough materials problems
- Execute product roadmaps



Penetrate
market growth

- EUV Mask Blanks – Ion Beam Deposition
- Leading-Edge Front-End Semiconductor – Laser Anneal
- 3D Sensing / VCSEL – MOCVD
- Advanced Packaging – Lithography



Improve
profitability

- Improve gross margin
- Reduce operating expenses

Solving Customers' Tough Materials Problems to Restore Growth and Profitability

6 Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Veeco

7 CFO Financial Review Sam Maheshwari Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q1 2019 Revenue by Market & Region 8 ROW United States EMEA China 33% 39% 18% 10% LED Lighting, Display & Compound Semi Front-End Semiconductor Scientific & Industrial Advanced Packaging, MEMS & RF Filters $99.4M 23% 14% 40% 23% Revenue by Market Revenue by Region Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Operating Results 9 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP $ millions (except per share amounts) Q4 18 Q1 19 Q4 18 Q1 19 Revenue $99.0 $99.4 $99.0 $99.4 Gross Profit 35.3 34.7 35.7 35.2 Gross Margin 35.6% 34.9% 36.0% 35.5% Operating Expenses 174.2 48.9 42.6 40.0 Operating Income/(Loss) (139.0) (14.1) (6.9) (4.8) Net Income/(Loss) (144.7) (18.5) (7.5) (6.4) Earnings/(Loss) Per Share $(3.11) $(0.40) $(0.16) $(0.14) Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Balance Sheet and Cash Flow Highlights 10 Amounts may not calculate precisely due to rounding. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. Reduction in Cash Driven by Working Capital Investments, Debt Interest Payment and Net Loss $ millions Q4 18 Q1 19 Cash & Short-Term Investments 261 237 Accounts Receivable 67 75 Inventories 156 148 Accounts Payable 40 36 Long-Term Debt 287 290 Cash Flow from Operations 2 (22) DSO (days) 61 68 DOI 219 212 DPO 56 52 Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Q2 2019 Guidance 11 .. A reconciliation of GAAP to Non-GAAP financial measures can be found in the backup section of this presentation. GAAP Non-GAAP Revenue $90M - $110M $90M - $110M Gross Margin 36% - 38% 37% - 39% Operating Expenses ~$50M ~$40M Operating Income (Loss) $(18) - $(8) $(7M) - $3M Net Income (Loss) $(22M) - $(12M) $(9M) - $1M Earnings (Loss) Per Share $(0.47) - $(0.27) $(0.18) - $0.02 Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

12 Q&A Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

13 Reconciliation Tables Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share- based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, incremental transaction- related compensation, and certain integration costs. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures. 1414 Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

Supplemental Information—GAAP to Non-GAAP Reconciliation 15 Amounts may not calculate precisely due to rounding. 15 Q1 2019 Conference Call | © 2019 Veeco Instruments Inc. US$ millions Q4 18 Q1 19 Net Sales $99.0 $99.4 GAAP Gross Profit 35.3 34.7 GAAP Gross Margin 35.6% 34.9% Add: Release of inventory fair value step- up for purchase accounting 0.1 - Add: Share-Based Comp 0.3 0.5 Add: Depreciation of PP&E fair value step-up for purchase accounting 0.1 - Non-GAAP Gross Profit $35.7 $35.2 Non-GAAP Gross Margin 36.0% 35.5% US$ millions, except per share amounts Q4 18 Q1 19 GAAP Basic EPS (3.11) (0.40) GAAP Diluted EPS (3.11) (0.40) GAAP Net Income (Loss) (144.7) (18.5) Add: Share-Based Comp 3.4 3.2 Add: Amortization 4.2 4.2 Add: Restructuring 0.7 1.4 Add: Acquisition Related 0.1 - Add: Release of inventory fair value step- up for purchase accounting 0.1 - Add: Depreciation of PP&E fair value step-up for purchase accounting 0.2 0.1 Add: Accelerated Depreciation 0.6 0.4 Add: Asset Impairment 123.8 - Add: Non-Cash Interest Expense 3.0 3.1 Add: Tax Adjustment from GAAP to Non-GAAP 1.0 (0.3) Non-GAAP Net Income (Loss) (7.5) (6.4) Non-GAAP Basic EPS (0.16) (0.14) Non-GAAP Diluted EPS (0.16) (0.14) US$ millions Q4 18 Q1 19 GAAP Net Income (Loss) $(144.7) $(18.5) Add: Share-Based Comp 3.4 3.2 Add: Amortization 4.2 4.2 Add: Restructuring 0.7 1.4 Add: Acquisition Related 0.1 - Add: Release of inventory fair value step- up for purchase accounting 0.1 - Add: Depreciation of PP&E fair value step- up for purchase accounting 0.2 0.1 Add: Accelerated Depreciation 0.6 0.4 Add: Asset Impairment 123.8 - Add: Interest Expense 4.5 4.2 Subtract: Tax expense (benefit) 0.2 0.2 Non-GAAP Operating Income (Loss) $(6.9) $(4.8)

Q1 2019 Actual: GAAP to Non-GAAP Reconciliation 16 Amounts may not calculate precisely due to rounding Q1 2019 Conference Call | © 2019 Veeco Instruments Inc. Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $99.4 $99.4 Gross Profit 34.7 0.5 35.2 Gross Margin 34.9% 35.5% Operating Expenses 48.9 (2.7) (4.2) (2.0) 40.0 Operating Income (Loss) (14.1) 3.2 4.2 2.0 (4.8) Net Income (Loss) $(18.5) 3.2 4.2 4.8 $(6.4) Income (Loss) Per Common Share: Basic $(0.40) $(0.14) Diluted (0.40) (0.14) Weighted Average Number of Shares: Basic 46.8 46.8 Diluted 46.8 46.8 Other Non-GAAP Adjustments Restructuring 1.4 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.1 Accelerated Depreciation 0.4 Subtotal 2.0 Non-Cash Interest Expense 3.1 Non-GAAP Tax Adjustment (0.3) Total Other 4.8

Q2 2019 Guidance: GAAP to Non-GAAP Reconciliation 17 Amounts may not calculate precisely due to rounding Non-GAAP Adjustments In millions, except per share amounts GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $90–$110 $90–$110 Gross Profit 32–42 1 —— 33–43 Gross Margin 36%–38% 37%–39% Operating Expenses ~$50 3 4 3 ~$40 Operating Income (Loss) $(18)-$(8) 4 4 3 $(7)-$3 Net Income (Loss) $(22)–$(12) 4 4 5 $(9)–$1 Income (Loss) per Diluted Share $(0.47)–$(0.27) $(0.18)–$0.02 GAAP Net Income (Loss) $(22)–$(12) Share-Based Compensation 4 Amortization 4 Restructuring 2 Interest Expense, Net 4 Income Tax Expense (Benefit) 1 Non-GAAP Operating Income (Loss) $(7)–$3 Q1 2019 Conference Call | © 2019 Veeco Instruments Inc.

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